Exhibit 99.1

NASDAQ: DTSS Investor Presentation IT Systems & Smart Security Solutions that make China a Safer Place

NASDAQ: DTSS Safe Harbor Statement This presentation contains statements of a forward - looking nature. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these forward - looking statements by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. These forward - looking statements are based on the current assumptions, expectations and projections of the Company's management about future events. Although the assumptions, expectations and projections reflected in these forward - looking statements represent management's best judgment at the time of this presentation, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed from time - to - time in the Company’s filings with the Securities Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward - looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward - looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward - looking statements. The Company undertakes no obligation to revise or update any forward - looking statements, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise. All references to "Company" and “Datasea" as used throughout this presentation refer to Datasea Inc. and its subsidiaries. 2

NASDAQ: DTSS We leverage our proprietary technology and big data analytics to provide smart security solutions and education - related products to make China safer • 18 Patents & 30 Software Copyrights • AAA Credit Enterprise Certification • ISO9001 Certification • ISO14001 Certification Company Overview • ISO27001 Certification • ISP Certification • ISO18001 Certification • Security Engineering Qualification • Product Qualification from the Ministry of Public Security • Business License for Computer Information System Security Products • Network Security Company Nominee 3

NASDAQ: DTSS Ticker Symbol NASDAQ: DTSS Share Price $2 . 1 1* 52 - Week Range $0.77 - $7.39* Market Capitalization 4 4 . 1 9 M Share Outstanding 20 .94M Avg. Volume (30 days) 81,882 shares Fiscal Year End June 30 Company HQ Beijing, People’s Republic of China *All currency is USD Market data as of June 19, 2020 Equity Snapshot 4

NASDAQ: DTSS Domestic security projects are estimated to be approximately $32.5B Scenic area projects account for 14% of the total security market size or approximately $14.6B In 2019, China's smart city - related investment was approximately $22.8B domestically and $1.1T globally Increased commitment by the Chinese Government has resulted in a significant number of orders domestically, in addition to growing demand and popularity in the international markets Rising Demand for Smart Security Solutions Data sources: Qianzhan Research ( https://www.persistencemarketresearch.com/mediarelease/global - smart - cities - market.asp ) Persistence Market Research ( https://www.qianzhan.com/analyst/detail/220/151201 - 0ae690b1.html ) *All currency is USD 5

NASDAQ: DTSS Growing Attention on Public Security As public security garners more attention, the market of smart security solutions in schools, scenic areas and public areas continues to grow . Smart Cities “Smart Cities” projects are developing at a strong pace throughout China. Intelligent security solutions are one of the most fundamental applications of Smart Cities. Industry Restructure The service - oriented marketing model based on customer needs will create new market opportunities. Rising Demand for Epidemic Prevention & Control The global pandemic has not only resulted in rising demand for our proprietary epidemic prevention and control, but also increasing needs for the integration of our epidemic control + intelligent security. Market Opportunity Intelligent Security Growth The intelligent security market continues to grow rapidly with the integration of AI, big data, cloud computing and other advanced security technologies. 6

NASDAQ: DTSS Data sources: Askcireport (https:// www.askci.com/news/chanye/20190530/1646391147051.shtml) Qianzhan Research ( https://www.qianzhan.com/analyst/detail/220/180613 - 644bd400.html ) Intelligent Security Market Trend & Growth Comparison $14 . 1 $8.5 $4.2 $1.4 $42 . 4 2 0 1 7 2 0 1 8 2 0 1 9 2 0 20 E 2 0 21 E MARKET SIZE USD billions $116.1 $104.8 $94.5 $85.1 7 $141 . 4 2 0 1 7 2 0 1 8 2 0 1 9 2 0 20 E 2 0 21 E MARKET SIZE USD billions Traditional Security

DATASEA INC.
NASDAQ: DTSS

Core Technologies

Audio-based predictive perception algorithm

Based on the core algorithm, the processing, calculation and analyzing of the captured audio data, especially a high sensitivity resolution and response, has higher sensitivity and accuracy than the normal algorithm.

Multichannel intelligent security monitoring algorithm

By processing information collected from different channels, including hearing, smelling, tasting, and touching, a security monitoring algorithm conducts collective, clustering and collaborative analysis.

Multispectral-imagery-based behavior analysis algorithm

Provides a more accurate trajectory of moving objects based on infrared night-vision images and visible light images by intensifying the state of moving objects in dark and lightless environment.


Visual + non-visual perception and linkage
Non-Visual Perception Algorithm
Visual Perception Algorithm

Ambient-sound-based incident detection method & system perception algorithm

An algorithm specifically designed for analyzing and processing abnormal sounds. With higher sensitivity to changes in abnormal audio information, it is capable of providing predictive data and responses to support abnormal event analysis.

Audio-based predictive perception algorithm

Based on the core algorithm, the processing, calculation and analyzing of the captured audio data, especially a high sensitivity resolution and response, has higher sensitivity and accuracy than the normal algorithm.

Thermal-gradient-based posture & behavior analysis algorithm

By analyzing the temperature distribution and variation tendencies of humans and animals through an infrared imager, the system can conduct analysis, make decisions, and quickly predict the probability of potential risks or danger initiated by the target.

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NASDAQ: DTSS Product & Service - Security Big Data Management Platform Description ▪ Provides high - value analysis of videos, images, and vehicles through the integration of AI and big data Key Functions ▪ Industrial leading data analysis ▪ Comprehensive data application ▪ Efficient data management ▪ High - speed data operation 9

NASDAQ: DTSS Safe Campus Scenic Area Public Community Designed to meet the smart security needs arising from campuses, public spaces and scenic areas Product & Service - Intelligent 3D Security Platform Description Based on AI algorithms and big data analysis, this platform is capable of building an intelligent 3D security system Key function Features multi - dimensional perception, comprehensive analysis and real - time decision - making 10

NASDAQ: DTSS Security Hardware Suite Child Smart Watch Network Security Auditing Product Controller of Alarm System Intelligent Alarm Box Intelligent Student Card Intelligent Alarm Column Facial Recognition Device 11

NASDAQ: DTSS Functions • Multi - scale infrared imaging pre - processing • Dynamic wide temperature image enhancement • Environment adaptive imaging • Image - position - based disaster alarming A p p lica t io n s • Night Security Monitoring • Border Anti - Smuggling • Fire Alarm • Environment Protection Enforcement • Transportation • Power & Petrochemicals • Production Testing • Vehicle Assisted Driving • Building HVAC • Health Care • Scientific Research Advanced Imagery Technology 12

NASDAQ: DTSS Datasea’s system: • Real - time body temperature monitoring • Collected data management • Abnormal health status alarms How the system works: • Once the alert is triggered, the system will provide real - time tracking, showing the trajectory of the affected person. • After the person is identified as a patient, using intelligent analysis, the system will generate a list of potentially at risk people with whom the patient may have been in contact. Real - Time Monitoring Data Management Abnormal Health Status Alarms User and Device Management Monitoring Public Health Care Threats and Pandemics 13

DATASEA INC.
NASDAQ: DTSS

Monitoring Public Health Care Threats and Pandemics

Effective Integration: ID Authentication + Automatic Temperature Measurement + Big Data Analysis Platform

Datasea Information AI Engine



疫情数据采集分析
12: 30
240
30
人民路
公园大门口
人民医院
汽车站大门
火车站

- Human flow management
- Real-time case reporting
- Regional warning
- No-mask warning
- Big data analysis




Body Temperature Measuring Camera

5'' Handheld ID Verification Device




Temperature Measuring Probe

7'' Handheld ID Verification Device



Temperature Measuring Gate - Small Scale



Large Scale (Face Recognition + Temperature Control)



Desktop Device for Temperature Measurement + Guest Verification

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NASDAQ: DTSS Smart Thermometer ▪ 16 target temperature measurements in less than 30 milliseconds ▪ Dynamic real - time continuous detection ▪ Automatic temperature measurement Traditional Temperature Measuring ▪ 16 target temperature measurements in 16 seconds ▪ Schedule indefinite detection ▪ Manual temperature measurement VS Multi - target Rapid Temperature Measurement 15

NASDAQ: DTSS Everyday Use Case Scenarios School entrance Building entrance Corridor Bathroom Cafeteria Kitchen Dormitory Office Road Body Temperature M ea s ure m ent Gate Body Temperature Measurement Gate Hand Sterilizer Face Recogniation + Temperature Measurement Gate A data - based management platform Playground Lab Library All - in - One machine (Face Recognition + Temperature Measurement + Time Recording) Body Temperature Measurement Gate 16

NASDAQ: DTSS 01 Data Encryption Combine cryptographic and data identification techniques, and leverage technical approaches incl. trust management, access control, data encryption, trusted computing, and ciphertext retrieval, to build up a data security system integrating data transmission, analysis and application, so as to solve problems in relation to privacy control, data source authenticity and fake ID prevention. 02 Data Mixing Carry out the “desensitization” of data, i.e. to remove private or confidential information (e.g. personal ID, bank account) contained in the data for the protection of confidentiality and privacy. 03 Encrypted Noise Make use of anonymilization technologies to remove the labels of data being transmitted; and mixing some ‘noises’ into data depending on a mechanism called differential privacy, so as to ensure data security during external identification process. Secures personal data through encryption, masking and noise mixing technologies Big - Data - based Privacy Control 17

NASDAQ: DTSS Go - to - Market Strategy Sales Team Channels & Agents Governmental Partner Online Marketing Datasea Products School Campuses, Public Spaces, Scenic Areas, Shopping Malls, Residential Areas 18

NASDAQ: DTSS Business Model Advertising Revenue Product Sales (Equipment) Operation & M ain t en a nce Service Recurring Service Fees 19 Revenue Sources

NASDAQ: DTSS Marketing Achievements • 45 purchase orders for the public community and 17 new agreements with K - 12 schools for Datasea’s proprietary Epidemic Prevention and Control System • The Safe Campus Security System is used by several schools in China Robust Product Development & Synergistic Partnerships Government qualification acquisition and Strategic Partnerships 20 • Ministry of Public Security • The Ministry of Education • The Ministry of Culture and Tourism • Harbin Science and Technology Dept. • Liyuan District Government (Changchun) • Xuanwu District Government (Nanjing) • Zhengzhou Municipal Government

NASDAQ: DTSS Advanced Technology • Solutions equipped with facial recognition technology, background modeling, data flow analysis • AR system cloud mirror control original security equipment to solve issue of information island o Integrated security management system monitoring moving objects in the security area, intrusion, vehicles, network connections, etc. Quality Assurance • Certified by Computer Information System Security Product Quality Supervision, Inspection Center of the Ministry of Public Security, ISO14001 and ISO18001 Talented Research and Development Team • Engineers from leading Chinese institutions - Chinese Academy of Sciences and Harbin Institute of Technology o Strong background in S - AIOT (Security + Artificial Intelligence + Internet - of - Things) Competitive Advantages 21

NASDAQ: DTSS Significant TAM and market potential within China’s Smart Security Industry Leading technologies with Varity intellectual property rights Comprehensive product suite with sophisticated business development models Robust and innovative R&D team lead by experienced management team Diversified customer base: the Chinese Government, schools, commercial areas, and the public community Investment Highlights 22

NASDAQ: DTSS 23 THANK YOU U.S. Investor Relations Contact: Gateway Investor Relations Matt Glover and John Yi Email: DTSS@gatewayir.com Phone: 949 - 574 - 3860